                                                                 EXHIBIT 10.1.12


                         SPIRIT OF AMERICA NATIONAL BANK

                               Seller and Servicer

                                       and

                            FIRST UNION NATIONAL BANK

                                     Trustee

                          Charming Shoppes Master Trust

                        --------------------------------

                                 AMENDMENT NO. 2

                           Dated as of March 22, 1996

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                          Dated as of December 24, 1992

                          As Amended and Restated as of

                                   May 4, 1994

                       As Amended by Amendment No. 1 as of
                                December 22, 1995

         Amendment No. 2, dated as of March 22, 1996 (this "Amendment") to the Amended and Restated Pooling and Servicing Agreement, dated as of December 22, 1992, as amended and restated as of May 4, 1994 (as amended and restated, and as amended by the Amendment No. 1 thereto dated as of December 22, 1995, the "Agreement") each by and between Spirit of America National Bank, a national banking association, as Seller and Servicer, and First Union National Bank, a national banking association, as Trustee. Any capitalized term not herein defined shall have the meaning assigned to it in the Agreement.

         WHEREAS, the Seller, the Servicer and the Trustee desire to amend the Agreement in certain respects as set forth herein;

         WHEREAS, an Opinion of Counsel for the Seller has been delivered to the Trustee and each Purchaser Representative pursuant to Section 13.1 (a) of the Agreement.

         WHEREAS, each Rating Agency has notified the Seller, the Servicer and the Trustee in writing that the amendments provided herein shall not result in a reduction or withdrawal of the rating of any outstanding Series or Class as to which it is a Rating Agency.

         NOW THEREFORE, the Agreement is hereby amended in the following manner:

                  (a) The definition of "Trust Termination Date" in Section 1.1 of the Agreement is hereby amended by adding the Language, "and (c) December 24, 2007" to the end of such definition.

                  (b) Section 6.9(b) of the Agreement is hereby amended, effective as of August 15, 1994, by replacing the last three sentences thereof with the following three sentences:

         If any Certificate Series of Receivable Purchase Series is outstanding, it is a condition to the issuance of any newly created Series of Investor Certificates that the Trustee and (if any such outstanding Certificate Series is rated) each Rating Agency shall have received an Opinion of Counsel that, (i) the issuance of such new Series of Investor Certificates will not cause the trust to be treated as an association (or publicly traded partnership) taxable as a corporation and (ii) the issuance of the newly issued Series of Investor Certificates will not adversely affect the federal income tax characterization of any outstanding Investor Certificates or Receivable Purchase Interests. Upon satisfaction of such condition, the Trustee shall Handel the existing Exchangeable Seller Certificate or applicable Investor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Seller Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under this Agreement.

         (c) Section 6.17 of the Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

         If any Certificate Series or Receivables Purchase Series is outstanding, it is a condition to the creation of any Receivable Purchase Series that the Trustee and if any such outstanding Certificate Series is rated) each Rating Agency shall have received an Opinion of Counsel that (i) the issuance of such Receivable Purchase Series will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation and (ii) the creation of such Receivable Purchase Series will not adversely affect the federal income tax characterization of any outstanding Investor Certificates or Receivable Purchase Interests.

         (d) Section 11.16 of the Agreement is hereby amended by replacing the first two sentences thereof with the following two sentences:

         The Trustee shall maintain at its expense in New York, New York or Newark, New Jersey an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints First Union National Bank, 765 Broad Street, Newark, New Jersey 07102, as its office for such purposes.

         In all other respects the Agreement is confirmed and ratified and shall continue in full force and effect. Henceforth, references in the Agreement to "the Agreement," "this Agreement," "hereof" or words of similar import shall in each case be deemed to refer to the Agreement as hereby amended.

         IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                     SPIRIT OF AMERICA NATIONAL BANK,

                                     Seller and Servicer

                                     By:__________________________________
                                        Name:  Kirk Simme
                                        Title:  Vice President

                                     FIRST UNION NATIONAL BANK,

                                     Trustee

                                     By:____________________________________
                                        Name:
                                        Title: